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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of Captura Software, Inc. on Form S-1 of our report dated January 25, 2000 (October 11, 2000, as to
Note 17), appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Seattle, Washington
October 11, 2000